PURCHASE AGREEMENT

THIS AGREEMENT dated as of the day of July 18, 2007

BETWEEN:

Jean Claude Dentinger

1212 Redpath Crescent

Montreal Quebec, Canada

H3G 2K1

(hereinafter called the “Vendor”)

AND:

Calibert Explorations, Ltd.                                                                                           3246 D’Herelle Street                                                                                               Montreal Quebec, Canada                                                                                              H1Z 2B3

 (hereinafter called the “Purchaser”)

WHEREAS:

A               . The Vendor is the sole recorded and beneficial owner of the mineral claims described in Schedule “A” hereto (the “Property”);

B.                The Vendor wishes to sell an undivided 100% interest in and to the Property to the Purchaser and the Purchaser wishes to acquire such interest pursuant to the terms and conditions hereinafter set out;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

VENDOR’S REPRESENTATIONS AND WARRANTIES

1.   The Vendor represents and warrants to the Purchaser that:

(a) Jean Claude Dentinger is the sole and beneficial owner of an undivided

                 l00% interest in and to the Property;

(b)

The claims comprising the Property have been, to the best of the information and belief of the Vendor, properly located and staked and recorded in compliance with the laws of the jurisdiction in which they are situate, are accurately described in Schedule “A” and are valid and subsisting mineral claims as at the date of this Agreement;

(c)

The Property is in good standing under all applicable laws and regulations, all assessment work required to be performed and filed has been performed and filed, all taxes and other payments have been paid and all filings have been made;

       (d)

The Property is free and clear of any encumbrances, liens or charges and neither the Vendor nor, to the best of the Vendor’s knowledge, any of her predecessors in interest or title, have done anything whereby the Property may be encumbered; and

(e)

He has the right to enter into this Agreement and to deal with the Property in accordance with the terms of this Agreement, there are no disputes over the title to the Property, and no other party has any interest in the Property or the production there from or any right to acquire any such interest.

PURCHASER’S REPRESENTATIONS AND WARRANTIES

2.                The Purchaser represents and warrants to the Vendor that:

(a)

it has been duly incorporated, amalgamated or continued and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation, amalgamation or continuation;

 (b)

it has duly obtained all corporate authorizations for the execution of this Agreement and for the performance of this Agreement by it, and the consummation of the transactions herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of the Articles or the constating documents of the Purchaser or any shareholders’ or directors’ resolution, indenture, agreement or other instrument whatsoever to which the Purchaser is a party or by which it is bound or to which it or the Property may be subject; and

 (c)

no proceedings are pending for, and the Purchaser is unaware of any basis for the institution of any proceedings leading to, the dissolution or winding up of the Purchaser or the placing of the Purchaser in bankruptcy or subject to any other laws governing the affairs of insolvent corporations.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

3.                The representations and warranties in this Agreement shall survive the closing of this transaction and shall apply to all assignments, conveyances, transfers and documents delivered in connection with this Agreement and there shall not be any merger of any representations and warranties in such assignments, conveyances, transfers or documents notwithstanding any rule of law, equity or statute to the contrary and all such rules are hereby waived. The Vendor shall have the right to waive any representation and

                                                        - 2 -

warranty made by the Purchaser in the Vendor’s favour without prejudice to any of its rights with respect to any other breach by the Purchaser and the Purchaser shall have the same right with respect to any of the Vendor’s representations in the Purchaser’s favour.

PURCHASE AND SALE

4.                The Vendor hereby sells and assigns and the Purchaser hereby purchases an undivided 100% interest in and to the Property for the sum of $9,000.

FURTHER ASSURANCES

5.                Concurrently with the execution of this Agreement the Vendor shall execute or cause to be executed a Bill of Sale or such other documents as the Purchaser may reasonable require transferring a 100% interest in and to the Property to the Purchaser which the Purchaser shall be at liberty to record forthwith. The parties shall execute all further documents or assurances as may be required to carry out the full intent of this Agreement.

NOTICE

6.                Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be delivered, telegraphed or telecopied to such party at the address for such party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered or telegraphed or, if given by telecopier, shall be deemed conclusively to be the next business day. Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

PAYMENT

7.                All references to monies hereunder will be in United States funds. All payments to be made to any party hereunder may be made by cheque mailed or delivered to such party to its address for notice purposes as provided herein.

ENTIRE AGREEMENT

8.                This Agreement constitutes the entire agreement between the parties and replaces and supercedes all agreements, memoranda, correspondence, communications, negotiations and representations, whether verbal or express or implied, statutory or otherwise, between the parties with respect to the subject matter herein.

                                                                 - 3 -

GENDER

9.                Wherever the singular or neuter are used herein the same shall be deemed to include the plural, feminine or masculine.

ENUREMENT

10.               This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

COUNTERPART EXECUTION

11.               This Agreement may be executed in several parts in the same form and such parts as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

/S/ Jean Claude Dentinger

__________________________

Jean Claude Dentinger

Calibert Explorations, Ltd.

by its authorized signatory:

 /S/ Andre Benard

__________________________

Andre Benard, President

                                                                 - 4 -

SCHEDULE “A”

THE PROPERTY

CHIBOUGAMEAU MINING DISTRICT

                      Feuillet 32G06  Total area: 1,174.13 ha

Range/collum

Range/collum

Range/collum

0028/0049

0029/0045

0029/0046

0029/0047

0029/0048

0029/0049

0030/0040

0030/0041

0030/0042

0030/0043

0030/0044

0030/0045

0030/0046

0030/0047

0030/0048

0030/0049

Feuillet 32G11

0001/0040

0001/0041

0001/0042

0001/0043

0001/0044